Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value, Measurement Inputs, Disclosure	Fair value of financial instruments
The carrying amount and fair value of financial instruments at December 31, 2021 and 2020 were as follows (in thousands):

		2021		2020
	Level	Carrying value	Fair Value	Carrying value	Fair Value
Financial assets:
Cash and cash equivalents	1	$153,977	$153,977	$84,002	$84,002
Equity investment - Common stock of Scorpio Tankers Inc.	1	27,607	27,607	24,116	24,116

Financial liabilities:
Bank loans, net	2	87,650	87,650	170,737	170,737
Redeemable notes	2	53,015	53,015	—	—
Financing obligation	2	—	—	383,747	383,747

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, various methods are used including market, income and cost approaches. Based on these approaches, certain assumptions that market participants would use in pricing the asset or liability are used, including assumptions about risk and/or the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated, or generally unobservable firm inputs. Valuation techniques that are used maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, fair value measured financial instruments are categorized according to the fair value hierarchy prescribed by ASC 820, “Fair Value Measurements and Disclosures”. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:
•Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.
•Level 2: Fair value measurements using correlation with (directly or indirectly) observable market-based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.
•Level 3: Fair value measurements using inputs that are significant and not readily observable in the market.
Cash and cash equivalents comprise cash on hand and demand deposits, and other short-term highly-liquid investments with original maturities of three months or less, and that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value. The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these instruments.
The Company holds an equity investment consisting of approximately 2.16 million shares of common stock of Scorpio Tankers at an estimated fair value of $27.6 million.
The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. The Company considers that the carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable.
These amounts are shown net of $2.4 million of unamortized deferred financing fees on the Company’s consolidated balance sheet as of December 31, 2020. There were no such unamortized deferred financing fees at December 31, 2021.
The carrying value of our financing obligations are measured at amortized cost using the effective interest method. The Company considers that the carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable.
These amounts are shown net of $4.3 million of unamortized deferred financing fees on the Company’s consolidated balance sheet as of December 31, 2020. There were no such unamortized deferred financing fees at December 31, 2021.
The carrying value of our redeemable notes approximate subordinated redeemable notes totaling $70.7 million, with a final maturity of March 31, 2023 and which bear interest at 5.5% until December 31, 2021 and 8.0% afterwards, to the former owners of Seajacks, who, in the aggregate, currently hold approximately 8.2 million common shares of the Company.
Certain of the Company’s assets and liabilities are carried at contracted amounts that approximate fair value. Assets and liabilities that are recorded at contracted amounts approximating fair value consist primarily of balances with related parties, prepaid expenses and other current assets, accounts payable and accrued expenses.